Exhibit 99.1

GCP Applied Technologies, Inc. Announces Agreement with Starboard

Clay Kiefaber and Marran Ogilvie to Join the Board of Directors as Independent Directors

Starboard Agrees to Support All GCP Nominees at 2019 Annual Meeting

CAMBRIDGE, Mass., March 11, 2019 – GCP Applied Technologies Inc. (NYSE: GCP) (“GCP” or the “Company”), a leading global provider of construction products technologies, today announced that it has reached an agreement with Starboard Value (together with its affiliates, “Starboard”), which owns approximately 4.4% of the outstanding shares of the Company’s common stock.

As part of the Company’s ongoing process of board refreshment, and following collaborative discussions between GCP and Starboard, Clay Kiefaber and Marran Ogilvie have been appointed to the GCP Board as independent directors effective immediately. Mr. Kiefaber and Ms. Ogilvie will also be included in GCP’s slate of directors standing for election at the 2019 Annual Meeting of Stockholders which is scheduled to be held on May 2, 2019. With these appointments, four independent directors have been appointed to the GCP Board in the last two years, demonstrating the Company’s strong commitment to refreshment and sound corporate governance.

Pursuant to the terms of the agreement, Starboard has agreed to withdraw its slate of alternate nominees and vote all of its shares in support of GCP’s slate of directors at the Company’s 2019 Annual Meeting. Starboard has also agreed to certain standstill, voting, and other provisions with GCP.

“We are excited to bring Clay and Marran onto the Board as independent directors,” said Ronald C. Cambre, Chairman of the GCP Board of Directors. “Both Clay and Marran bring strategic expertise in operational management, financial leadership, and public board service that complements the experience of our incumbent directors. We look forward to their contributions to the Board as we continue to work alongside management to enhance our business, explore value creating opportunities and deliver shareholder value.”

Peter Feld, Managing Member of Starboard, said, “We are pleased to have reached this constructive agreement with GCP and look forward to continuing our productive dialogue. We support the Company’s recent announcements to drive operating performance and to explore strategic alternatives. We are confident that Clay and Marran will provide positive contributions to these initiatives and to the Board.”

With the addition of Mr. Kiefaber and Ms. Ogilvie, the Board will expand to 11 directors. As previously disclosed, at the conclusion of the Annual Meeting the Board size will decrease to 10 members.

The full agreement between GCP and Starboard will be filed on a Form 8-K with the U.S. Securities and Exchange Commission.

Advisors

Evercore is serving as GCP’s financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal advisor.

ABOUT CLAY KIEFABER

Clay H. Kiefaber, 63, most recently served as Special Assistant to the Secretary of Commerce: Finance and Budget. Prior to that, he served as Interim CEO and on the Board of Directors for Premier Fixtures, a manufacturer that provides retail fixture solutions. Previously, Mr. Kiefaber served in various executive leadership roles at Colfax Corporation (NYSE: CFX), most recently as President & CEO of ESAB, in addition to serving on the Colfax Board of Directors. Prior to Colfax, Mr. Kiefaber worked at Masco Corporation (NYSE: MAS). He also worked as a Senior Manager for Price Waterhouse and as a Corporate Manager and Materials Manager for Harris Corporation (NYSE: HRS). Earlier in his career, he worked in sales at Digital Equipment Corporation and Hewlett-Packard (NYSE: HPQ). Mr. Kiefaber received his Bachelor’s degree from Miami of Ohio and his MBA from the University of Colorado – Boulder.

ABOUT MARRAN OGILVIE

Marran H. Ogilvie, 50, currently serves on the Boards of Directors of Evolution Petroleum Corporation (NYSE:EPM), Ferro Corporation (NYSE:FOE), Four Corners Property Trust, Inc. (NYSE:FCPT) and Bemis Company, Inc. (NYSE: BMS). Previously, Ms. Ogilvie served as an Advisor to the Creditors Committee for the Lehman Brothers International (Europe) Administration (the “Creditors Committee”) and has also served as a Representative of a Member of the Creditors Committee. Earlier in her career, Ms. Ogilvie was a member of Ramius, LLC, an alternative investment management firm, where she served in various capacities prior to the firm’s merger with Cowen Group, Inc. (“Cowen Group”), including as Chief Operating Officer and General Counsel and Chief Compliance Officer. Following the merger, Ms. Ogilvie was Chief of Staff at Cowen Group. Ms. Ogilvie received a Bachelor’s degree from the University of Oklahoma and a Juris Doctorate from St. John’s University School of Law.

ABOUT GCP APPLIED TECHNOLOGIES

GCP is a leading global provider of construction products technologies that include additives for cement and concrete, the VERIFI® in-transit concrete management system, high-performance waterproofing products, and specialty systems. GCP products have been used to build some of the world’s most renowned structures. More information is available at www.gcpat.com.

ABOUT STARBOARD VALUE LP

Starboard Value LP is a New York-based investment adviser with a focused and differentiated fundamental approach to investing primarily in publicly traded U.S. companies. Starboard invests in deeply undervalued companies and actively engages with management teams and boards of directors to identify and execute on opportunities to unlock value for the benefit of all shareholders.

Cautionary Statements Regarding Forward-Looking Information

This release contains “forward-looking statements,” that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, statements about the review of strategic alternatives and statements about the expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. Like other businesses, GCP is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to: the cyclical and seasonal nature of the industries that GCP serves; foreign operations, especially in emerging regions; changes in currency exchange rates; the cost and availability of raw materials and energy; the effectiveness of GCP’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting GCP’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting GCP’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel; and the handling of hazardous materials and the costs of compliance with environmental regulation. These and other factors are identified and described in more detail in filings made by GCP with the Securities and Exchange Commission, including Annual Reports on For 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on GCP’s forward-looking statements, which speak only as the date thereof. GCP is under no obligation to, and expressly disclaims any such obligation to, update or alter forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts

Joseph DeCristofaro

T +1 617.498.2616

investors@gcpat.com

or

Matthew Sherman / Andrew Squire

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449